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                                                                     Rule 497(e)
                                                        Registration No. 33-6418
                                                               File No. 811-4946

                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                   SELECT FUND
                                 BLUE CHIP FUND
                                    BOND FUND

                                   ----------

                       SUPPLEMENT DATED FEBRUARY 28, 2005
                                       TO
                         PROSPECTUS DATED APRIL 1, 2004


Completion of Reorganizations of Select and Blue Chip Funds

         Following the close of business on February 25, 2005, the reorganizations of the Thompson Plumb Select Fund (the "Select Fund") and the Thompson Plumb Blue Chip Fund (the "Blue Chip Fund") were completed. As a result of the transactions, the assets of the Select and Blue Chip Funds were transferred to the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, and the shareholders of the Select and Blue Chip Funds have received Class J shares of the Dreyfus Premier Select Fund and the Dreyfus Premier Blue Chip Fund, respectively, in exchange for their Select and Blue Chip Fund shares. The Select and Blue Chip Funds have been liquidated and are no longer series of Thompson Plumb Funds, Inc. In addition, we have discontinued exchange privileges between the Thompson Plumb Growth and Bond Funds and the Dreyfus Balanced Opportunity, Select and Blue Chip Funds.

Officers and Directors of Thompson Plumb Funds, Inc.

         In connection with the reorganizations of the Select and Blue Chip Funds as described above, Thomas G. Plumb, President of Wisconsin Capital Management, LLC, the investment adviser to those funds, has resigned as President, Treasurer and a Director of Thompson Plumb Funds, Inc. As a result, the Board of Directors currently consists of four persons, none of whom, with the exception of John W. Thompson, is an "interested person" of Thompson Plumb Funds within the meaning of the Investment Company Act. The Directors and Officers of Thompson Plumb Funds, Inc. are identified below:

         Directors:    Mary Ann Deibele
                       John W. Feldt
                       Donald A. Nichols
                       John W. Thompson

         Officers:     John W. Thompson, Chairman and Chief Executive Officer
                       John C. Thompson, President
                       Penny Hubbard, Chief Financial Officer
                       Jason L. Stephens, Chief Compliance Officer and Secretary